Exhibit 10.4

AMENDMENT NUMBER 4 TO PURCHASE AGREEMENT DCT-021/03

     This Amendment Number 4 to Purchase Agreement DCT-021/03, dated as of August 2, 2004 ("Amendment No. 4") relates to the Purchase Agreement Number DCT-021/03 between EMBRAER-Empresa Brasileira de Aeronáutica S.A. ("Embraer") and US Airways Group, Inc. ("Buyer") dated May 9th, 2003 (as amended, the "Purchase Agreement"), Buyer and Embraer are collectively referred to herein as the "Parties". Except as otherwise defined herein, all capitalized terms used herein shall have the meanings set forth or referred to in the Purchase Agreement or in the Letter Agreement DCT-022/03 dated as of May 9th, 2003 (as amended, the "Letter Agreement").

     This Amendment No. 4 sets forth the further agreement between Embraer and Buyer relative to, among other things, changes in the EMBRAER 170 Aircraft Delivery Schedule.

     NOW, THEREFORE, in consideration of the foregoing, Embraer and Buyer do hereby agree as follows:

1.   DELIVERY SCHEDULE CHANGE

The delivery schedule table in Section 2 of Attachment "E", as amended by Amendment 3 to the Purchase Agreement, is hereby deleted and replaced with the following:

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2.   EFFECT UPON PURCHASE AGREEMENT

     All terms and conditions of the Purchase Agreement that have not been specifically and expressly altered or modified hereunder shall remain in full force and effect. In the event any conflict exists between the terms of the Purchase Agreement and the terms of this Amendment No. 4, the terms of this Amendment No. 4 shall control.

3.   COUNTERPARTS

     This Amendment No. 4 may be executed by the Parties in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 4 to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

US AIRWAYS GROUP, INC.	EMBRAER - EMPRESA BRASILEIRA DE AERONÁUTICA S.A.
By: ___________________________ Name: Eilif Serck-Hanssen___________ Title: Senior Vice President - Finance & Treasurer__________________________	By: ___________________________ Name: Frederico Fleury Curado____________ Title: Executive Vice President - Civil Aircraft________________________________
By: ___________________________ Name: Flavio Rimoli_________________ Title: Sr. Vice-President - Airline Market__
Witness: _________________________ Name: Ross L. Cotjanle____________	Witness: _________________________ Name: Hilario M. Oliveira___________
Date: August 4, 2004______________ Place: Arlington, VA_______________	Date: August 10, 2004_________________ Place: Sao Jose Dos Campos - SP - Brazil__________________________